Exhibit 99.1

Stratim Cloud Acquisition Corp. Announces the Separate Trading of its Shares of Class A Common Stock and Redeemable Warrants Commencing May 3, 2021

INCLINE VILLAGE, NV, April 30, 2021 — Stratim Cloud Acquisition Corp. (Nasdaq: SCAQU) (the “Company,” “us” or “our”) today announced that, commencing May 3, 2021, holders of the units sold in the Company’s initial public offering of 25,000,000 units completed on March 16, 2021, may elect to separately trade the shares of Class A common stock and redeemable warrants included in the units. Those units not separated will continue to trade on The Nasdaq Capital Market (“Nasdaq”) under the symbol “SCAQU”, and the shares of Class A common stock and redeemable warrants that are separated will trade on the Nasdaq under the symbols “SCAQ” and “SCAQW”, respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into shares of Class A common stock and redeemable warrants.

The units were initially offered by the Company in an underwritten offering. BofA Securities and Cowen acted as joint book-running managers. A registration statement relating to the units and the underlying securities was declared effective by the Securities and Exchange Commission (the “SEC”) on March 11, 2021.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering was made only by means of a prospectus, copies of which may be obtained for free from the SEC website at www.sec.gov or by contacting BofA Securities, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte, NC 28255-0001, Attn: Prospectus Department, or by emailing dg.prospectus_requests@bofa.com; or Cowen, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY, 11717, Attn: Prospectus Department, or by email at PostSaleManualRequests@broadridge.com.

About Stratim Cloud Acquisition Corp.

Stratim Cloud Acquisition Corp. is a special purpose acquisition company. While the Company may pursue an initial business combination target in any industry or geographic location, it intends to focus its search on a target business operating in the technology sector.

Forward Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Contact:

Sreekanth Ravi

Chief Executive Officer

Stratim Cloud Acquisition Corp.

1605 Pine Cone Circle

Incline Village, Nevada 89451

Telephone: (775) 318-3629

Email: sreekanth@stratimcloud.com

Zachary Abrams

Chief Strategy Officer and Chief Financial Officer

Stratim Cloud Acquisition Corp.

1605 Pine Cone Circle

Incline Village, Nevada 89451

Telephone: (775) 318-3629

Email: zach@stratimcloud.com